                                                                    EXHIBIT 10.5

                                                                  Execution Copy


                                PLEDGE AGREEMENT

          PLEDGE AGREEMENT(as amended, supplemented or otherwise modified from time to time, this "Pledge Agreement"), dated as of October 16 , 2001, made by
                    ----------------
VITA LICENSING, INC., a Delaware corporation (the "Pledgor"), in favor of PAUL
                                                   -------
CAPITAL ROYALTY ACQUISITION FUND, L.P., a Delaware limited partnership

("PCRAF").
  -----

                                    RECITALS

          WHEREAS, PCRAF, Vita Special Purpose Corp., a Delaware corporation ("Vita SPC"), and Orthovita, Inc., a Pennsylvania corporation ("Orthovita"), have entered into the Revenue Interests Assignment Agreement, dated as of October 16, 2001 (as amended, modified or supplemented from time to time, the "Assignment Agreement"); and
 --------------------

          WHEREAS, Pledgor is the legal and beneficial owner of all of the Shares (as defined below); and

          WHEREAS, it is a condition precedent to the obligation of PCRAF to pay the Aggregate Purchase Price Payment under the Assignment Agreement and Stock Purchase Agreement that Pledgor shall have granted security interests contemplated by this Pledge Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees, for the benefit of PCRAF, as follows:

          1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Assignment Agreement and used herein are so used as so defined, and the following terms shall have the following meanings:

          "Assignment Agreement" shall have the meaning set forth in the
           --------------------
     recitals to this Pledge Agreement.

          "Collateral" shall mean (i) the Shares, and (ii) all Proceeds thereof.
           ----------

          "Event of Default" shall have the meaning set forth in the Security
           ----------------
     Agreement.

          "PCRAF" shall have the meaning set forth in the introductory paragraph
           -----
     to this Pledge Agreement.

          "Shares" shall mean all of the shares of common stock of Vita SPC
           ------
     listed on Schedule I hereto, together with all options or rights of any
               ----------
     nature whatsoever which may be issued or granted by Vita SPC to Pledgor in respect of such shares of common stock while this Pledge Agreement is in effect.

          "Obligations" shall mean all of the obligations of Orthovita under the
           -----------
     Transaction Documents, including without limitation, Orthovita's guaranty of Vita SPC's obligations under the Assignment Agreement.

          "Pledge Agreement" shall mean this Pledge Agreement, as amended,
           ----------------
     supplemented or otherwise modified from time to time.

          "Pledgor" shall have the meaning set forth in the introductory
           -------
     paragraph to this Pledge Agreement.

          "Proceeds" shall mean all "proceeds" as such term is defined in
           --------
     Section 9-315 of the UCC and, in any event, shall include, without limitation all distributions, collections or other income from the Shares.

          "Vita SPC" shall mean Vita Special Purpose Corp., a Delaware
           --------
     corporation.

          "UCC" shall mean the Uniform Commercial Code as in effect on the date
           ---
     hereof in the State of New York, as amended from time to time, and any successor statute; provided that if by reason of mandatory provision of
                        --------
     law, the perfection or the effect of perfection or non-perfection of the security interest in the Collateral is governed by the Uniform Commercial Code of another jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provision hereof relating to such perfection or effect of perfection or non-perfection.

          2. Pledge: Grant of Security Interest. Pledgor hereby pledges to PCRAF all of the Shares, and hereby grants to PCRAF a first-priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          3. Representations and Warranties. Pledgor represents and warrants to PCRAF that as of the date hereof:

          (a) the Shares listed on Schedule I hereto constitute all of the
                                   ----------
     Shares of Vita SPC;

          (b) the Shares have been duly and validly issued to Pledgor in accordance with the manner provided for such issuances of the shares of capital stock in accordance with Vita SPC's charter documents and procedures therefor;

          (c) Pledgor holds the Collateral free and clear of any Liens created by it, except for Liens under this Pledge Agreement. No security agreement, financing statement, assignment, equivalent security or lien instrument, or continuation statement covering all or any part of the Collateral signed by or on behalf of Pledgor is on file or of record in any public office, except for any documents filed pursuant to this Pledge Agreement or the other Transaction Documents;

          (d) Pledgor has the requisite power and authority and the legal right to execute and deliver, and to grant the Lien on the Collateral pursuant to, this Pledge Agreement and has taken all necessary action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Pledge Agreement;

          (e) this Pledge Agreement constitutes a legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

          (f) the execution, delivery and performance of this Pledge Agreement will not violate any provision of any legal requirement or contractual obligation of Pledgor;

          (g) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Pledge Agreement;

          (h) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Pledgor, threatened by or against Pledgor with respect to this Pledge Agreement or any of the transactions contemplated hereby;

          (i) Pledgor is the record and beneficial owner of, and has good and marketable title to, the Shares, free and clear of any and all Liens or options in favor of, or claims of, any other person or entity, except the Lien created by this Pledge Agreement; and

          (j) upon completion of proper filings under the UCC, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected, first-priority Lien on the Collateral.

          4.  Covenants.  Pledgor covenants and agrees with PCRAF that, from and
              ---------
after the date of this Pledge Agreement and for so long as any Obligations are outstanding:

          (a) If Pledgor shall, as a result of its ownership of any of the Shares, become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a distribution of equity in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of or in exchange for any of the Shares, or otherwise in respect thereof, Pledgor shall accept the same as the agent for PCRAF, hold the same in trust for PCRAF and deliver the same forthwith to PCRAF in the exact form received, duly indorsed by Pledgor to PCRAF, if required, together with an undated power covering such certificate duly executed in blank, to be held by PCRAF hereunder as Collateral. Any sums paid upon or in respect of any of the Shares upon the liquidation or dissolution of Vita SPC shall be paid over to PCRAF to be held by it hereunder as Collateral, and in case any distribution of capital shall be made on or in respect of any of the Shares or any property shall be distributed upon or with respect to any of the Shares, in either case, pursuant to the recapitalization or reclassification of the capital of Vita SPC, or pursuant to the reorganization thereof, the property so distributed shall be delivered to PCRAF to be held by it, subject to the terms hereof, as Collateral. If any sums of money or property so paid or distributed in respect of any of the Shares shall be received by Pledgor, Pledgor shall, until such money or property is paid or delivered to PCRAF, hold such money or property in trust for PCRAF, segregated from other funds of Pledgor, as Collateral.

          (b) Without the prior written consent of PCRAF, Pledgor will not (i) vote to enable, or take any other action to permit, Vita SPC to issue any additional equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Share or other equity securities of Vita SPC or (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. Pledgor will defend the right, title and interest of PCRAF in and to the Collateral against the claims and demands of all Persons whatsoever.

          (c) At any time and from time to time, upon the written request of PCRAF, and at the sole expense of Pledgor, Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as PCRAF may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement or by the other Transaction Documents and of the rights and powers herein or therein granted. Subject to the rights set forth in paragraph 5 below, if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to PCRAF, duly endorsed in a manner satisfactory to PCRAF, to be held as additional Collateral pursuant to this Pledge Agreement. Without limiting the generality of the foregoing, Pledgor shall execute and file, record or register such UCC financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or PCRAF may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby or by the other Transaction Documents.

          (d) Pledgor agrees to pay, and to save PCRAF harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

          (e) Pledgor agrees to comply with all covenants and agreements with respect to PCRAF set forth in the Transaction Documents.

          5.  Voting Rights.  Unless an Event of Default shall have occurred and
              -------------
be continuing, and PCRAF shall have given notice to Pledgor of PCRAF's intent to exercise its corresponding rights pursuant to paragraph 7 below, Pledgor shall be permitted to exercise all voting and limited rights with respect to the Shares; provided, however, that no vote shall be cast or right exercised or
        --------  -------
other action taken which, in PCRAF's reasonable judgment, would impair the Collateral or result in any violation of any provision of this Pledge Agreement or any other Transaction Document.

          6.  Application of Proceeds; Rights of PCRAF.  (a)  If an Event of
              ----------------------------------------
Default shall have occurred and be continuing, PCRAF shall have the right, upon giving at least ten (10) days written notice to Pledgor, to exercise the following rights: (i) PCRAF shall have the right to receive any and all cash distributions paid in respect of the Shares and to apply such amounts to reduce the amount of the Obligations owed to PCRAF in such order as it may determine,
(ii) PCRAF may cause all of the Shares to be registered in the name of PCRAF or its nominee, and PCRAF or its nominee may thereafter exercise (A) all voting and other rights pertaining to such Shares at any meeting of stockholders of Vita SPC or otherwise, and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Shares as if it were the absolute record and beneficial owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Shares upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of Vita SPC, or upon the exercise by Pledgor or PCRAF of any right, privilege or option pertaining to such Shares, and in connection therewith, the right to deposit and deliver any and all of the Shares with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but PCRAF shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. PCRAF shall execute and deliver (or cause to be executed and delivered) to Pledgor (at Pledgor's expense) all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling it to exercise the voting and other rights that it is entitled to exercise and to receive the distributions it is entitled to receive pursuant to this Section 6(a).

          (b) The rights of PCRAF hereunder shall not be conditioned or contingent upon the pursuit by PCRAF of any right or remedy against Pledgor or against any other Person that may be or become liable in respect of all or any part of the Obligations or against any other collateral security therefor, guaranty thereof or right of offset with respect thereto. PCRAF shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall PCRAF be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          7.  Remedies.  If an Event of Default shall occur and be continuing,
              --------
PCRAF, in its sole and absolute discretion, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or any other applicable law.

          8.  No Subrogation.  Notwithstanding any payment or payments made by
              --------------
Pledgor hereunder, or any setoff or application of funds of Pledgor by PCRAF, or the receipt of any amounts by PCRAF with respect to any of the Collateral, Pledgor shall not be entitled to be subrogated to any of the rights of PCRAF against any other collateral security held by PCRAF for the payment of the Obligations, nor shall Pledgor seek any reimbursement from Vita SPC in respect of payments made by Pledgor in connection with the Collateral, or amounts realized by PCRAF in connection with the Collateral, until all amounts owing to PCRAF by Pledgor on account of the Obligations are paid in full. If any amount shall be paid to Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by Pledgor in trust for PCRAF, segregated from other funds of Pledgor, and shall, forthwith upon receipt by Pledgor, be turned over to PCRAF in the exact form received by Pledgor (duly indorsed by Pledgor to PCRAF, if required), to be applied against the Obligations, whether matured or unmatured, in such order as PCRAF may determine.

          9.   Amendments, etc. with Respect to the Obligations.  Pledgor shall
               ------------------------------------------------
remain obligated hereunder, and the Collateral shall remain subject to the Lien granted hereby, notwithstanding that, without any reservation of rights against Pledgor, and without notice to or further assent by Pledgor, any demand for payment of any of the Obligations made by PCRAF may be rescinded, and any of the Obligations continued, and the Obligations, or the liability of any Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by PCRAF as PCRAF may deem advisable from time to time, and any guarantee, right of offset or other collateral at any time held by PCRAF for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. PCRAF shall have no obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by PCRAF upon this Pledge Agreement; the Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Pledge Agreement; and all dealings between Pledgor and PCRAF shall likewise be conclusively presumed to have been had or consummated in reliance upon this Pledge Agreement. Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Pledgor with respect to the Obligations.

          10.  Limitation on Duties Regarding Collateral.  PCRAF's sole duty
               -----------------------------------------
with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as PCRAF deals with similar property for its own account. Such duty shall not include any obligation to ascertain or to initiate any action with respect to, or to inform Pledgor of, maturity dates, conversion, call, exchange rights, offers to purchase the Shares or any similar matters, notwithstanding PCRAF's knowledge of these matters. PCRAF will not have any duty to initiate any action to protect against the possibility of a decline in the market value of the Shares. Neither PCRAF nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral, or any part thereof, or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or otherwise or to take any other action whatsoever with regard to the Collateral or any part thereof.

          11.  Powers Coupled with an Interest.  All authorizations and agencies
               -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          12.  Severability.  Any provision of this Pledge Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          13.  Paragraph Headings.  The paragraph headings used in this Pledge
               ------------------
Agreement are for convenience of reference only and are not intended to affect the construction hereof or to be taken into consideration in the interpretation hereof.

          14.  Failure or Indulgence Not Waiver; Cumulative Remedies.  No
               -----------------------------------------------------
failure or delay on the part of PCRAF in the exercise of any power, right or privilege under this Pledge Agreement or any Transaction Document and no course of dealing with respect thereto shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or any other right, power or privilege. The rights and remedies of PCRAF provided under this Pledge Agreement and the other Transaction Documents are cumulative, may be exercised singly or concurrently and are cumulative to, and not exclusive of, any rights or remedies provided by law or otherwise available.

          15.  Waivers and Amendments.  None of the terms or provisions of this
               ----------------------
Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Pledgor and PCRAF, provided that any
                                                              --------
provision of this Pledge Agreement creating rights in favor of PCRAF may be waived by PCRAF in a letter or agreement executed by PCRAF.

          16.  Security Interest Absolute; Successors and Assigns; Governing
               -------------------------------------------------------------
Law; Compliance.  All rights of PCRAF and security interests hereunder, and all
---------------
obligations of Pledgor under this Agreement, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any of the Transaction Documents; (ii) any change of the time, manner or place of payment, or any other term, of any of Pledgor's Obligations under the Transaction Documents; (iii) any exchange, release or non-perfection of any collateral securing payment of any of Pledgor's Obligations under the Transaction Documents; (iv) any law, regulation or order of any jurisdiction affecting any term of any of Pledgor's obligations under the Transaction Documents or PCRAF's rights with respect thereto; and (v) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor, any guarantor or any other Person. This Pledge Agreement shall be binding upon the successors and assigns of Pledgor and shall inure to the benefit of PCRAF and their respective successors and assigns. THIS PLEDGE AGREEMENT SHALL BE GOVERNED AND CONTROLLED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OR ANY SIMILAR SUCCESSOR PROVISION THERETO), AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS, BUT EXCLUDING PERFECTION, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION.

          17.  Termination of Security Interest and Pledge Agreement.  Upon
               -----------------------------------------------------
payment in full of the Obligations, PCRF will immediately deliver any and all of the remaining Collateral to Pledgor along with all instruments of assignment executed in connection therewith, and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence PCRAF's release of its security interest hereunder. Upon effective termination of the security interest hereunder, this Pledge Agreement shall immediately terminate without further action by the parties.

          18.  Notices.  Notices to Pledgor shall be delivered to Vita
               -------
Licensing, Inc., 300 Delaware Ave., Suite 900, Wilmington, DE 19801, and shall be given in the manner prescribed by the Assignment Agreement.

          19.  Counterparts.  This Pledge Agreement may be executed in two or
               ------------
more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.


[Signature page follows]

IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                        VITA LICENSING, INC.

                                        By: /s/ Joseph M. Paiva
                                            ---------------------
                                            Name:  Joseph M. Paiva
                                            Title: Vice President



Agreed and Accepted as of this
16th day of October, 2001

PAUL CAPITAL ROYALTY ACQUISITION FUND, L.P.

By:  Paul Capital Management, LLC,
     its General Partner

By:  /s/ Walter Flamenbaum
     ---------------------
     Name:  Walter Flamenbaum, M.D.
     Title: Managing Member



                      [Signature Page to Pledge Agreement]

                                   SCHEDULE I
                                   ----------



-----------------------------------------------------------------------------------------
                                 Percentage       Total
                                  of Total      Number of
Person                           Share Owned      Shares         Owner
                                  by Owner       Owned by
                                                  Owner
-----------------------------------------------------------------------------------------
                                  100%           100
VITA SPECIAL PURPOSE CORP.                                         Vita Licensing, Inc.
-----------------------------------------------------------------------------------------



ACKNOWLEDGED BY:

VITA SPECIAL PURPOSE CORP.


By: /s/ Joseph M. Paiva
    ---------------------
    Name:  Joseph M. Paiva
    Title: Vice President


                      [ACKNOWLEDGMENT TO PLEDGE AGREEMENT]